UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

(DATE OF EARLIEST EVENT REPORTED)

January 13, 2005

ASTRO-MED, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

COMMISSION FILE NUMBER 0-13200

RHODE ISLAND	05-0318215
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(IRS EMPLOYER IDENTIFICATION NUMBER)

600 EAST GREENWICH AVENUE, WEST WARWICK, RI 02893

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(401-828-4000)

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.01.	Regulation FD Disclosure

On January 13, 2005, Astro-Med, Inc. (the “Company”) made a presentation at the Seventh Annual Needham Growth Conference held at the New York Palace Hotel in New York City. The Conference is organized annually by Needham & Company, and participation at the conference is by invitation only. A copy of the slides included in the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

Exhibit no.	Exhibit

99.1	Slide presentation for Seventh Annual Needham Growth Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

DATE: January 13, 2005	ASTRO-MED, INC.

	By:	/s/ JOSEPH P. O’CONNELL
Joseph P. O’Connell
Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Slide presentation for Seventh Annual Needham Growth Conference